Property and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property and Equipment
Property and Equipment

Property and equipment consisted of the following:

	Depreciable Life (In Years)	As of December 31,
		2016	2015
		(In thousands)
Land	—	$13,273	$12,055
Buildings and improvements	1 - 30	79,765	73,949
Furniture, fixtures, equipment and other	1 - 12	430,078	371,889
Customer rental equipment	2 - 4	689,579	588,430
Satellites - owned	2 - 15	2,381,120	2,381,120
Satellites acquired under capital leases	10 - 15	781,761	665,518
Construction in progress	—	422,337	311,083
Total property and equipment		4,797,913	4,404,044
Accumulated depreciation		(2,503,187)	(2,138,642)
Property and equipment, net		$2,294,726	$2,265,402

As of December 31, 2016 and 2015, accumulated depreciation included amounts for satellites acquired under capital leases of $328.2 million and $268.1 million, respectively.

Construction in progress consisted of the following:

	As of December 31,
	2016	2015
	(In thousands)
Progress amounts for satellite construction, including prepayments under capital leases and launch services costs	$244,234	$187,253
Satellite related equipment	152,683	104,566
Other	25,420	19,264
Construction in progress	$422,337	$311,083

Construction in progress included the following owned and leased satellites under construction or undergoing in-orbit testing as of December 31, 2016.

Satellites	Segment	Expected Launch Date
EchoStar 105/SES-11	ESS	Second quarter of 2017
Telesat T19V (“63 West”) (1)	Hughes	Second quarter of 2018

(1)	We entered into a satellite services agreement for certain capacity on this satellite once launched, but are not party to the construction contract.

We recorded capitalized interest related to our satellites, satellite payloads and related ground facilities under construction of $30.2 million, $15.9 million and $2.2 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Depreciation expense associated with our property and equipment consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
	(In thousands)
Satellites	$191,729	$197,469	$210,763
Furniture, fixtures, equipment and other	58,535	70,962	50,492
Customer rental equipment	114,568	105,725	116,685
Buildings and improvements	4,194	5,111	5,357
Total depreciation expense	$369,026	$379,267	$383,297

Satellites depreciation expense includes amortization of satellites under capital lease agreements of $56.2 million, $56.2 million and $59.7 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Satellites

As of December 31, 2016, we utilized in support of our operations, 17 of our owned and leased satellites in geosynchronous orbit, approximately 22,300 miles above the equator.  We depreciate our owned satellites on a straight-line basis over the estimated useful life of each satellite. Three of our satellites are accounted for as capital leases and are depreciated on a straight-line basis over their respective lease terms. We utilized one satellite that is accounted for as an operating lease and not included in property and equipment as of December 31, 2016.

Our operating satellite fleet consists of both owned and leased satellites detailed in the table below as of December 31, 2016.

Satellites	Segment	Launch Date	Nominal Degree Orbital Locations (West Longitude)	Depreciable Life (In Years)
Owned:
SPACEWAY 3 (1)	Hughes	August 2007	95	12
EchoStar XVII	Hughes	July 2012	107	15
EchoStar I (2)(3)(4)	ESS	December 1995	77	—
EchoStar III (4)	ESS	October 1997	61.5	12
EchoStar VI (4)	ESS	July 2000	96.2	12
EchoStar VII (2)(3)	ESS	February 2002	119	3
EchoStar VIII (2)(4)	ESS	August 2002	77	12
EchoStar IX (2)(4)	ESS	August 2003	121	12
EchoStar X (2)(3)	ESS	February 2006	110	7
EchoStar XI (2)(3)	ESS	July 2008	110	9
EchoStar XII (2)(4)(5)	ESS	July 2003	61.5	2
EchoStar XIV (2)(3)	ESS	March 2010	119	11
EchoStar XVI (2)	ESS	November 2012	61.5	15
Capital Leases:
Nimiq 5 (2)	ESS	September 2009	72.7	15
QuetzSat-1 (2)	ESS	September 2011	77	10
Eutelsat 65 West A	Hughes	March 2016	65	15
Operating Lease:
AMC-15	ESS	October 2004	105	—

(1)	Depreciable life represents the remaining useful life as of June 8, 2011, the date EchoStar completed its acquisition of Hughes Communications, Inc. and its subsidiaries.

(2)	See Note 16 for discussion of related party transactions with DISH Network.

(3)
Depreciable life represents the remaining useful life as of March 1, 2014, the effective date of our receipt of the satellites from DISH Network as part of the Satellite and Tracking Stock Transaction (See Note 3).

(4)	Fully depreciated assets.

(5)	Depreciable life represents the remaining useful life as of June 30, 2013, the date the EchoStar XII satellite was impaired.

Recent Developments

EchoStar XIX. The EchoStar XIX satellite was launched in December 2016 and we expect the satellite to be placed into service late in the first quarter of 2017. We expect the EchoStar XIX satellite to provide additional capacity for the Hughes broadband services to our customers in North America and added capacity in Mexico and certain Latin American countries and to add capability for aeronautical, enterprise and international broadband services. EchoStar contributed the EchoStar XIX satellite to us in February 2017.

Eutelsat 65 West A. The Eutelsat 65 West A satellite was launched in March 2016 and our Hughes segment began to offer consumer broadband services in Brazil using our leased Ka-band payload on the satellite in July 2016.

EchoStar 105/SES-11. Due to anomalies experienced by our launch provider, the expected launch date of our EchoStar 105/SES-11 satellite has been delayed until the second quarter of 2017. Our Ku-band payload on the EchoStar 105/SES-11 satellite will replace our current capacity on the AMC-15 satellite.

AMC-15 and AMC-16. In August 2014, in connection with the execution of agreements related to the EchoStar 105/SES-11 satellite, we entered into amendments that extend the terms of our existing agreements with SES Americom Colorado, Inc. (“SES”) for satellite services on the AMC-15 and AMC-16 satellites. As amended, the term of our agreement for satellite services on certain transponders on the AMC-15 satellite was extended from December 2014 through a certain period following the in-service date of the EchoStar 105/SES-11 satellite and is being accounted for as an operating lease. The amended agreement for the AMC-16 satellite services extended the term for the satellite’s entire communications capacity, subject to available power, for one year following expiration of the initial term in February 2015 and the agreement terminated according to its terms in February 2016.

As a result of anomalies that affected the operation of the AMC-15 and AMC-16 satellites, our monthly recurring payments were reduced under the related capital lease agreements during the year ending December 31, 2015. We have accounted for these lease modifications generally by reducing the carrying amounts of the satellite and related capital lease obligation by the present value of the payment reduction. In such instances where the carrying amount of the satellite had been reduced to zero as a result of accumulated depreciation or impairments, we have recognized the reductions in the capital lease obligations as gains in “ Other, net” in our consolidated statements of operations and comprehensive income (loss).  For the years ended December 31, 2016, 2015 and 2014, we recognized such gains of zero, $4.5 million and zero, respectively.

Satellite Anomalies and Impairments

Our satellites may experience anomalies from time to time, some of which may have a significant adverse impact on their remaining useful lives, the commercial operation of the satellites or our operating results. We are not aware of any anomalies with respect to our owned or leased satellites that have had any such material adverse effect during the year ended December 31, 2016.  There can be no assurance, however, that anomalies will not have any such adverse impacts in the future. In addition, there can be no assurance that we can recover critical transmission capacity in the event one or more of our in-orbit satellites were to fail.

We historically have not carried in-orbit insurance on our satellites because we assessed that the cost of insurance was uneconomical relative to the risk of failures. Therefore, we generally bear the risk of any in-orbit failures. Pursuant to the terms of the agreements governing certain portions of our indebtedness, we are required, subject to certain limitations on coverage, to maintain in-orbit insurance for our SPACEWAY 3, EchoStar XVI, and EchoStar XVII satellites. Based on economic analysis of the current insurance market we have elected to obtain, subject to certain limitations on coverage, launch and in-orbit insurance for SPACEWAY 3 and our interest in the EchoStar 105/SES-11 satellite. All other satellites, either in orbit or under construction, are not covered by launch or in-orbit insurance. We will continue to assess circumstances going forward and make insurance decisions on a case by case basis.

We evaluate our satellites for impairment and test for recoverability whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Certain of the anomalies previously disclosed, may be considered to represent a significant adverse change in the physical condition of a particular satellite. However, based on the redundancy designed within each satellite, certain of these anomalies are not necessarily considered to be significant events that would require a test of recoverability.